UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2018 (May 24, 2018)

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA		31757
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 24, 2018, Flowers Foods, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Thomasville, Georgia for the following purposes and with the following voting results:

(1)	To elect eleven nominees as directors of the Company, each to serve for a term of one year until the Company’s Annual Meeting of Shareholders in 2019:

Directors:	For	Against	Abstain	Broker Non-Votes
George E. Deese	164,891,815	6,144,796	154,072	26,700,240
Rhonda Gass	169,505,944	811,929	872,810	26,700,240
Benjamin H. Griswold, IV	166,919,779	3,400,167	870,737	26,700,240
Margaret G. Lewis	169,404,176	921,763	864,744	26,700,240
Amos R. McMullian	164,835,377	6,182,498	172,808	26,700,240
J.V. Shields, Jr.	167,291,982	3,655,511	243,190	26,700,240
Allen L. Shiver	169,735,403	1,266,010	189,270	26,700,240
David V. Singer	168,797,309	2,165,845	227,529	26,700,240
James T. Spear	169,659,101	637,984	893,598	26,700,240
Melvin T. Stith, Ph.D.	169,056,378	1,908,189	226,116	26,700,240
C. Martin Wood III	168,703,411	1,631,046	856,226	26,700,240

(2)	To hold an advisory vote on the compensation of the Company’s named executive officers:

For	167,100,746
Against	3,218,066
Abstain	871,871
Broker Non-Votes	26,700,240

(3)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2018:

For	195,431,044
Against	2,174,172
Abstain	285,707
Broker Non-Votes	0

(4)	Shareholder proposal regarding whether the chairman of the board of directors should be independent:

For	37,014,921
Against	133,036,655
Abstain	1,139,107
Broker Non-Votes	26,700,240

With respect to Proposal 1, each of the director-nominees received a majority of votes cast in the election of directors, and each was elected to serve for a term of one year.

Proposals 2 and 3 each received the affirmative vote of a majority of votes present at the Annual Meeting in person or represented by proxy and therefore passed. Proposal 4 did not receive the affirmative vote of a majority of votes present at the Annual Meeting or represented by proxy and therefore was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLOWERS FOODS, INC.

By:	/s/ R. Steve Kinsey
Name: Title:	R. Steve Kinsey Chief Financial Officer and Chief Administrative Officer

Date: May 29, 2018